Related parties	12 Months Ended
Dec. 31, 2020
Disclosure of related parties [abstract]
Disclosure of related party [text block]

24 Related parties

Transactions with the Norwegian State

The Norwegian State is the majority shareholder of Equinor and also holds major investments in other Norwegian companies. As of 31 December 2020, the Norwegian State had an ownership interest in Equinor of 67.0% (excluding Folketrygdfondet, the Norwegian national insurance fund, of 3.6%). This ownership structure means that Equinor participates in transactions with many parties that are under a common ownership structure and therefore meet the definition of a related party.

Total purchases of oil and natural gas liquids from the Norwegian State amounted to USD 5,108 million, USD 7,505 million and USD 8,604 million in 2020, 2019 and 2018, respectively. Total purchases of natural gas regarding the Tjeldbergodden methanol plant from the Norwegian State amounted to USD 18 million, USD 36 million and USD 49 million in 2020, 2019 and 2018, respectively. These purchases of oil and natural gas are recorded in Equinor ASA. In addition, Equinor ASA sells in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s gas production. These transactions are presented net. For further information please see note 2 Significant accounting policies. The most significant items included in the line item Payables to equity accounted associated companies and other related parties in note 21 Trade and other payables, are amounts payable to the Norwegian State for these purchases.

The first tranche of the share buy-back programme was executed in the period up to 4 February 2020 and a proportionate share of the Norwegian State holding has been redeemed and cancelled following approval from the Annual General Meeting. For more details please see note 17 Shareholder’s equity and dividends.

Other transactions

In relation to it ordinary business operations Equinor enters into contracts such as pipeline transport, gas storage and processing of petroleum products, with companies in which Equinor has ownership interests. Such transactions are included within the applicable captions in the Consolidated statement of income. Gassled and certain other infrastructure assets are operated by Gassco AS, which is an entity under common control by the Norwegian Ministry of Petroleum and Energy. Gassco’s activities are performed on behalf of and for the risk and reward of pipeline and terminal owners, and capacity payments flow through Gassco to the respective owners. Equinor payments that flowed through Gassco in this respect amounted to USD 1,203 million, USD 1,396 million and USD 1,351 million in 2020, 2019 and 2018, respectively. These payments are mainly recorded in Equinor ASA. The stated amounts represent Equinor’s full capacity payments to Gassco, but in the financial statements the cost is reflected net of the share of these payments that represent Equinor’s own ownership interests in Gassco operated infrastructure. In addition, Equinor ASA manages, in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s share of the Gassco costs. These transactions are presented net.

Equinor leases two office buildings, located in Bergen and Harstad, owned by Equinor’s pension fund (“Equinor Pensjon”). The lease contracts extend to the years 2034 and 2037 and Equinor ASA has recognised lease liabilities of USD 311 million related to these contracts.

Related party transactions with management are presented in note 6 Remuneration. Management remuneration for 2020 is presented in note 4 Remuneration in the financial statements of the parent company, Equinor ASA.